eOn Communications Corporation and Inventergy, Inc.

Announce Closing of Merger and Related Transactions

Inventergy Global to begin trading on NASDAQ on

Monday, June 9th under ticker symbol “INVT”

CORINTH, Miss. and Campbell CA. June 6, 2014 – eOn Communications Corporation (“eOn”) (NASDAQ: EONC) and Inventergy, Inc. (“Inventergy”) announced today that the merger of eOn and Inventergy was consummated effective as of June 6, 2014 with Inventergy becoming a wholly-owned subsidiary of eOn and eOn’s name having changed to “Inventergy Global, Inc.” (the “Company”). The combined company will be led by Joe Beyers, Chairman and CEO of Inventergy.

"Today is a historic day for our company. We believe this merger will enhance our long-term value and competitive position allowing us to better meet the needs of our Fortune 500 and technology-leading clientele," said Joe Beyers, Chairman and CEO of Inventergy. "The operational and financial strength of the combined company will enable us to continue investing in and accelerating our growth and monetization activities."

eOn Communications Corporation’s Chairman, David Lee, stated, “We are confident that this merger will create a financially strong and transparent company, providing our shareholders with the opportunity to participate in the future growth of our new, stronger combined company.”

In accordance with the terms of the transaction, Inventergy’s stockholders will exchange their outstanding securities for securities of the Company, with each share of Inventergy common stock being exchangeable for 1.4139 shares of common stock of the Company, adjusted for an announced 2:1 reverse split. The Company’s transfer agent has been requested to mail the requisite transmittal forms to holders of Inventergy common stock for this purpose and the Company will provide other security holders with instructions for the exchange of other securities.

Additionally, concurrent with the closing of the merger, eOn consummated the transactions contemplated by the Transition Agreement, including the transfer of all of eOn’s ownership in Cortelco Holding, Cortelco Systems Puerto Rico, Inc., and Symbio Investment Corp. Following the transfers, the Company’s wholly-owned subsidiaries consist of Inventergy, Inc. and eOn Communications Systems, Inc.

The split-adjusted common stock of the combined company, Inventergy Global, Inc., is expected to commence trading on the NASDAQ Capital Market under the symbol “INVT” on June 9, 2014. The CUSIP assigned to Inventergy Global, Inc.’s common stock is 46123X102.

About eOn Communications

eOn Communications Corporation is a global provider of innovative communications solutions. With over 20 years of telecommunications expertise, eOn solutions enable customers to leverage advanced technologies to communicate more effectively. Our offerings are built on reliable open architectures that enable easy adoption of emerging technologies, such as Voice over Internet Protocol. eOn’s website may be accessed at www.eoncc.com.

About Inventergy

Inventergy, Inc. is an intellectual property acquisition and licensing company dedicated to identifying, acquiring and licensing the patented technologies of market-significant technology leaders. Led by IP industry pioneer and veteran Joe Beyers, the company leverages decades of experience, market and technology expertise, and industry connections to assist Fortune 500 companies in leveraging the value of their innovations to achieve greater returns. For more information about Inventergy, visit the website at www.inventergy.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Inventergy and our management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Contact

Investors:

Chris Camarra
Director, Investor Relations
(212) 260-0579
chris@inventergy.com

Media Contact:

Wendy Chou

CHOUmedia LLC

(718) 812-6707

wendy@choumedia.com